Exhibit 10.1

Golden Trust Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment

Entered by
CDI China, Inc.
(Party A)
And
Marvelous Honor Holdings Inc. Shareholders: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui
(Party B)
Marvelous Honor Holding Inc.
(Target Company)
And
Golden Trust Magnesium Industry Co. Ltd
And
Kong Tung

January 12, 2012

This amendment (the “Amendment”) was entered by and between the following parties on January 12 , 2012 by:
(a) Party A: CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);
Authorized Representative of CDI China: Yuejian Wang
Title：Chief Executive Officer
Nationality: U.S.

(b) Party B: Shareholders of Marvelous Honor Holding Inc.:
The shareholders of Marvelous are Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, among which, Lianling Dong owns 31.59% interest, Ping Liu owns 12.99% interest, Jianzhong Ju owns 18.39% interest, Lifei Huang owns 18.52% interest, Xuming Cui owns 18.52% interest. Marvelous is a Brunei registered company with its registered address at Rm51, 5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam. And Party B legally holds 72.5% of the equity of Golden Trust Magnesium Industry Co., Ltd.

(c)	Target Company: Marvelous Honor Holding Inc.
Marvelous is a Brunei registered company with its registered address at Rm51,5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam.
Authorized Representative: Xumin Cui
Title：Executive Director, Legal Representative
Nationality: China Hong Kong

(d)
Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China

Authorized Representative: Kong Tung
Title：Chairman, Legal Representative
Nationality: China Hong Kong

(e)	Kong Tung:
Nationality: China Hong Kong

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

Through negotiation and consultation, the Parties agree to sign this amendment to the Marvelous Honor Holding Inc. (“Target Company”) Equity Transfer Contract (“Agreement”) dated August 30, 2011.

I.	The clause regarding the closing date under Section 4.3 of the Agreement is hereby amended to be February 29, 2012. The Parties agree to delete Section 4.3.1 in the Agreement and replace it with:

4.3.1 Closing.  The date of closing (“Closing Date”) of the transactions contemplated by this Contract shall occur following completion of the conditions set forth in Section 4.4, and upon delivery of the Purchase Price as described in Section 4.2 herein. The Closing shall take place at a mutually agreeable time and place but in no event later than February 29, 2012.

II.
WHEREAS, Mr. Jianzhong Ju has agreed to sell his 18.39% equity interest in the Target Company (the “18.39% Ju Interest”) to Party A for RMB 10,799,528  (US $ 1,700,713 currency ratio 6.35:1) in cash rather than in shares of CDII common stock.  Party A shall have the right, but not the obligation, to purchase the 18.39% Ju Interest for cash and acquire the remaining 81.61% equity interest of the Target Company with shares of CDII common stock.  The number of shares of CDII common stock set forth in the Agreement shall be reduced by 18.39% for a total reduction in the number of shares of CDII common stock of 1,787,015.

III.
If there is dispute between this Amendment and the Agreement, this Amendment shall prevail. This Amendment shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

IV.	This Amendment shall have ten copies of the same format, each party holds two copies.

Party A: CDI China, Inc.

Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality:
Date:

Party B: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui (Shareholders of Marvelous Honor Holding Inc.):

Signature:                      /s/ Lianling Dong                                /s/ Ping Liu                      /s/ Jianzhong Ju

/s/ Lifei Huang                                           /s/Xumin Cui

Occupation:
Nationality:
Date:

Target Company: Marvelous Honor Holding Inc.

Signature: /s/Xumin Cui
Printed Name: Xumin Cui
English Name:
Title:
Nationality:
Date:

Golden Trust Magnesium Industry Co., Ltd.

Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Title:
Nationality:
Date:

Kong Tung

Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Nationality:
Date: